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                                                                EXHIBIT 10.77


                                FIRST AMENDMENT

                                       TO

                                  GROUND LEASE

         This First Amendment to Ground Lease ("First Amendment") is made and entered into by and between MacGregor Income Properties West I, Inc., a Nevada corporation ("Landlord") and Grand Casinos Nevada I, Inc., a Minnesota corporation ("Tenant").

         WHEREAS, Landlord and Tenant's predecessor in interest Cloobeck Enterprises entered into a Ground Lease (the "Lease") as of July 31, 1996 pursuant to which Landlord leased to Cloobeck Enterprises the real property and improvements situated at 75 E. Harmon Avenue, Las Vegas, Nevada (the "Leased Property") which Property constitutes substantially all of the assets of Landlord, commencing August 1, 1996;

         WHEREAS, the rights and obligations of Cloobeck Enterprises as lessee under the Lease were assigned to and assumed by Tenant to take effect as of June 13, 1997;

         WHEREAS, Cloobeck Enterprises on behalf of itself and on behalf of Tenant has requested that Landlord dedicate the northerly twelve feet of the Leased Property adjacent to and contiguous with the dedicated right-of-way known as Harmon Avenue to the County of Clark for purposes of widening Harmon Avenue;

         WHEREAS, MIP West I has been informed (and, based upon the information provided, believes) that owners of adjacent and neighboring land are likewise dedicating twelve feet of frontage property to the County of Clark for the purpose of widening Harmon Avenue, east of Las Vegas Boulevard South;

         WHEREAS, Section 6.02 of the Lease requires that if any Resort Improvement (as defined in the Lease) designed to be constructed on the Property requires, as a condition of a conditional use permit, any dedication of land, Landlord will dedicate up to (but not more than) fifteen feet of frontage property on the north side of the Leased Property;

         WHEREAS, the Clark County Planning Commission approved an application (VC-1528-96) to construct parking facilities for a time-share condominium resort project, a condition of which requires the dedication of twelve feet of frontage ("Dedicated Strip") for the purpose of widening Harmon Avenue.

         WHEREAS, the legal description of the Land attached as Exhibit A to the Lease must be amended to exclude the Dedicated Strip.

         NOW, THEREFORE, in consideration of the foregoing recitals which constitute substantial and material terms and conditions of this First Amendment, the mutual covenants and promises herein set

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forth, the material detrimental reliance that the parties and persons dealing with the parties will place upon the execution and delivery of this First Amendment, and other good and valuable consideration, the parties agree as follows:

         1. AMENDMENT OF EXHIBIT A TO LEASE. Exhibit A to the Lease shall be amended by deleting the Dedicated Strip as reflected in Exhibit A attached to and, by this reference incorporated in this First Amendment.

         2. CAPITALIZED TERMS. Except to the extent otherwise defined in this First Amendment, all capitalized terms used in this First Amendment shall have the same meanings ascribed to such terms in the Lease.

         3. NO OTHER MODIFICATION. No extension of the provisions of this First Amendment shall be inferred; it being the intention of parties that the Lease shall remain in full force and effect unmodified except to the extent the terms of this First Amendment specifically require.

         The undersigned have executed this First Amendment on the date indicated.

                                   MACGREGOR INCOME PROPERTIES WEST I, INC.

October, 24, 1997.                 By  /s/ Robert G. Marsico,
                                       ---------------------------------------
                                       Robert G. Marsico, President

                                   GRAND CASINOS NEVADA I, INC.

November 25, 1997                  By  /s/ Terry Winnick
                                       ---------------------------------------
                                                  (signature)

                                   By  Terry Winnick, Executive Vice President
                                       ---------------------------------------
                                             (name)              (title)


                   CONSENT OF ORIGINAL TENANT AND GUARANTORS

         The undersigned originally-named Tenant under the Lease and the Guarantors of the Lease, being liable for the payment and performance of Tenant's obligations under and pursuant to the

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Lease, hereby expressly and unconditionally, without qualification, consent to and approve the foregoing First Amendment.

                                   CLOOBECK ENTERPRISES (Original Tenant)

                                   By
                                        ---------------------------------------
                                        Stephen J. Cloobeck, President

                                   GRAND CASINOS, INC.  (Guarantor)

                                   By  /s/ Terry Winnick
                                       ----------------------------------------
                                              Terry Winnick

                                   Its Executive Vice President
                                       ----------------------------------------



                                   ---------------------------------------------
                                   STEPHEN J. CLOOBECK (Guarantor)


                                   ---------------------------------------------
                                   SHELDON H. CLOOBECK (Guarantor)




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                                  EXHIBIT A


                  [POGGEMEYER DESIGN GROUP, INC. LETTERHEAD]


                              LEGAL DESCRIPTION
                                     FOR

                          A 12 FOOT STRIP DEDICATION
                               ON HARMON AVENUE


BEING A PORTION OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER (W 1/4) CORNER OF SAID SECTION 21; THENCE SOUTH 89 DEGREES 54'58" EAST, ALONG THE NORTH LINE OF SAID SOUTHWEST QUARTER (SW 1/4) OF SECTION 21 AND THE CENTERLINE OF HARMON AVENUE, A DISTANCE OF 889.88 FEET; THENCE SOUTH 00 DEGREES 05'02" WEST, A DISTANCE OF 40.00 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY OF SAID HARMON AVENUE (80 FOOT ROW), SAID POINT BEING THE POINT OF BEGINNING; THENCE SOUTH 89 DEGREES 54'58" EAST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF HARMON AVENUE, A DISTANCE OF 405.60 FEET, THENCE SOUTH 00 DEGREES 02'00" EAST LEAVING SAID SOUTHERLY RIGHT-OF-WAY, A DISTANCE OF 12.00 FEET; THENCE NORTH 89 DEGREES 54'58" WEST, A DISTANCE OF 405.60 FEET; THENCE NORTH 00 DEGREES 02'00" WEST, A DISTANCE OF 12.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL CONTAINING APPROXIMATELY 4,867 SQUARE FEET.

                                                     [SEAL]
                                           PROFESSIONAL LAND SURVEYOR
                                           - STATE OF NEVADA No. 8660
                                               PAUL B. CHANDLER




DATE: NOVEMBER 13, 1997

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